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                           VANGUARD EQUITY INCOME FUND
              SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 29, 1999


NEW ADDITION TO INVESTMENT MANAGEMENT TEAM
Jennifer C. Newell, CFA, co-manages the portion of the Fund's assets assigned to Newell Associates, one of the Fund's four investment advisers. Ms. Newell serves as President and Portfolio Manager of Newell, and has 13 years of experience in the mutual fund industry. She joined Newell in 1992, and its investment team in 1993. She received a B.A. from Wheaton College and an M.B.A. from Haas Business School, University of California, Berkeley.








(C) 1999 The Vanguard Group, Inc. All rights reserved.          PS65N-11/30/1999
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